Summary of Significant Accounting Policies	12 Months Ended
Sep. 30, 2025
Accounting Policies [Abstract]
Summary of Significant Accounting Policies	Summary of Significant Accounting Policies
Cencora, Inc. and its subsidiaries, including less-than-wholly-owned subsidiaries in which Cencora, Inc. has a controlling financial interest (the “Company”), is one of the largest global pharmaceutical sourcing and distribution services companies, helping both healthcare providers and pharmaceutical and biotech manufacturers improve patient access to products and enhance patient care. The Company delivers innovative programs and services designed to improve the effectiveness and efficiency of the pharmaceutical supply chain in both human and animal health.
The Company undertook a strategic review of its business to ensure alignment with its growth priorities and strategic drivers. As a result of this review, beginning in the first quarter of fiscal 2026, the Company reorganized certain business components within its reporting structure. The Company’s revised reporting structure is comprised of U.S. Healthcare Solutions, International Healthcare Solutions, and Other. The U.S. Healthcare Solutions reportable segment consists of U.S. Human Health (excluding legacy U.S. Consulting Services). The International Healthcare Solutions reportable segment consists of Alliance Healthcare, Innomar, World Courier, and strategic components of PharmaLex. Other, which is not considered a reportable segment, consists of businesses for which the Company has begun to explore strategic alternatives and includes MWI Animal Health, Profarma, U.S. Consulting Services, and the other components of PharmaLex. The Company's previously reported segment results have been revised to conform to its re-aligned reporting structure. Refer to Note 14 for the Company's presentation of segment results under the new reporting structure.
Basis of Presentation
The accompanying financial statements present the consolidated financial position, results of operations, and cash flows of the Company as of the dates and for the periods indicated. All significant intercompany accounts and transactions have been eliminated in consolidation.
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual amounts could differ from these estimated amounts due to uncertainties inherent in such estimates. Management periodically evaluates estimates used in the preparation of the financial statements for continued reasonableness. Certain reclassifications have been made to prior-period amounts to conform to the current year presentation.
Recently Adopted Accounting Pronouncements
In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”).” ASU 2023-07 requires public entities to disclose significant segment expenses on an annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss that are currently required annually. ASU 2023-07 is effective for annual periods beginning after December 15, 2023 and interim periods beginning after December 15, 2024. The Company adopted ASU 2023-07 and retrospectively reflected segment cost of goods sold and segment operating expenses in Note 14. The adoption of ASU 2023-07 had no impact on the Company’s Consolidated Financial Statements.
Recently Issued Accounting Pronouncements Not Yet Adopted
In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”).” ASU 2023-09 requires entities to provide additional information in their tax rate reconciliation and additional disclosures about income taxes paid by jurisdiction. ASU 2023-09 is effective for annual reporting periods beginning after December 15, 2024, with early adoption permitted. The guidance should be applied prospectively, but entities have the option to apply it retrospectively for each period presented. The Company is evaluating the impact of adopting this new accounting guidance.
In November 2024, the FASB issued ASU No. 2024-03, “Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”).” ASU 2024-03 requires disaggregated disclosures about specific types of expenses included in the expense captions presented on the face of the income statement as well as disclosures about selling expenses. Expense captions should be disaggregated to include expenses related to purchases of inventory, employee compensation, depreciation, and intangible asset amortization. ASU 2024-03 applies to public entities and is effective for annual periods beginning after December 15, 2026 and interim periods within fiscal years beginning after December 15, 2027. Early adoption is permitted. The guidance should be applied prospectively with the option for retrospective application. The Company is evaluating the impact of adopting this new accounting guidance.
Business Combinations
The assets acquired and liabilities assumed from an acquired business are recorded at estimated fair value, with the residual of the purchase price recorded as goodwill. The results of operations of an acquired businesses are included in the Company’s operating results from the date of acquisition.
Cash, Cash Equivalents, and Restricted Cash
The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.
The Company is required to maintain certain cash deposits with banks mainly consisting of deposits restricted under contractual agency agreements and cash restricted by law and other obligations.
The following represents a reconciliation of cash and cash equivalents in the Consolidated Balance Sheets to cash, cash equivalents, and restricted cash in the Consolidated Statements of Cash Flows:

	September 30,
(amounts in thousands)	2025	2024	2023	2022
Cash and cash equivalents	$4,356,138	$3,132,648	$2,592,051	$3,388,189
Restricted cash (included in Prepaid Expenses and Other)	38,411	98,596	97,722	144,980
Restricted cash (included in Other Assets)	—	66,636	63,116	60,370
Cash, cash equivalents, and restricted cash	$4,394,549	$3,297,880	$2,752,889	$3,593,539
Concentrations of Credit Risk and Allowance for Credit Losses
The Company has sales to a significant number of customers in the healthcare industry that include institutional and retail healthcare providers. Institutional healthcare providers include acute care hospitals, health systems, mail order pharmacies, long-term care and other alternate care pharmacies and providers of pharmacy services to such facilities, and physician offices. Retail healthcare providers include national and regional retail drugstore chains, independent community pharmacies, pharmacy departments of supermarkets and mass merchandisers, and veterinarians. The financial condition of the Company’s customers can be affected by changes in government reimbursement policies as well as by other economic pressures in the healthcare industry.
The Company’s trade accounts receivables are exposed to credit risk. Revenue from the various agreements and arrangements with Walgreens and Boots UK Ltd. collectively accounted for approximately 25% of revenue and represented approximately 38% of accounts receivable, net of incentives, as of September 30, 2025. Evernorth Health Services, the Company’s second largest customer in fiscal 2025, accounted for approximately 13% of revenue and represented approximately 5% of accounts receivable as of September 30, 2025. The Company generally does not require collateral for trade receivables. The Company evaluates its receivables for risk of loss by grouping its receivables with similar risk characteristics. Expected losses are determined based on a combination of historical loss trends, current economic conditions, and forward-looking risk factors. Changes in these factors, among others, may lead to adjustments in the Company’s allowance for credit losses. The calculation of the required allowance requires judgment by Company management as to the impact of those and other factors on the ultimate realization of its trade receivables. The Company performs ongoing credit evaluations of its customers’ financial condition and maintains reserves for expected credit losses for specific credit problems when they arise. There were no significant changes to this process during fiscal 2025, 2024, and 2023, and bad debt expense was computed in a consistent manner during these periods.
The Company maintains cash, cash equivalents, and restricted cash with several financial institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. These deposits may be redeemed upon demand and are maintained with financial institutions with reputable credit and, therefore, bear minimal credit risk. The Company seeks to mitigate such risks by monitoring the risk profiles of these counterparties. The Company also seeks to mitigate risk by monitoring the investment strategy of money market accounts in which it is invested, which are classified as cash equivalents.
Contingencies
Loss Contingencies: In the ordinary course of its business, the Company becomes involved in lawsuits, administrative proceedings, government subpoenas, government investigations, stockholder demands, and other disputes, including antitrust, commercial, data privacy and security, product liability, intellectual property, regulatory, employment discrimination, and other matters. Significant damages or penalties may be sought from the Company in some matters, and some matters may require years for the Company to resolve. The Company records a reserve for these matters when it is both probable that a loss has been incurred and the amount can be reasonably estimated. The Company also performs an assessment of the materiality of loss contingencies where a loss is either not probable or it is reasonably possible that a loss could be incurred in excess of amounts accrued. If a loss or an additional loss has at least a reasonable possibility of occurring and the impact on the financial statements would be material, the Company provides disclosure of the loss contingency in the notes to its financial statements. The Company reviews all contingencies at least quarterly to determine whether the likelihood of loss has changed and to assess whether a reasonable estimate of the loss or the range of the loss can be made. Among the loss contingencies that the Company considered in accordance with the foregoing in connection with the preparation of the accompanying financial statements were the opioid matters described in Note 12.
Gain Contingencies: The Company records gain contingencies when they are realized. Gains from antitrust litigation settlements are realized upon the receipt of cash and recorded as a reduction to cost of goods sold because they represent a recovery of amounts historically paid to manufacturers to originally acquire the pharmaceuticals that were the subject of the antitrust litigation settlements (see Note 13).
Derivative Financial Instruments and Nonderivative Hedges
The Company utilizes derivative financial instruments to manage exposures to foreign currency. The Company records all derivative financial instruments on the balance sheet at fair value and complies with established criteria for designation and effectiveness of hedging relationships. The Company’s policy prohibits it from entering into derivative financial instruments for speculative or trading purposes.
The Company uses foreign currency denominated debt held at the parent level to offset a portion of its foreign currency exchange rate exposure on its net investments in Euro-denominated subsidiaries. The Company’s €1.0 billion of senior notes (Note 6) are designated as nonderivative hedging instruments that are remeasured each reporting period to reflect changes in the foreign currency exchange spot rate, with changes since the last remeasurement date recorded as foreign currency translation adjustments as a component of other comprehensive income/loss. The Company recorded losses on its nonderivative hedges of $55.3 million in Foreign Currency Translation Adjustments in the Consolidated Statement of Comprehensive Income in fiscal 2025.
Foreign Currency
When the functional currency of the Company’s foreign operations is the applicable local currency, assets and liabilities are translated into U.S. dollars using the current exchange rates in effect at the balance sheet date, while revenues and expenses are translated at the weighted average exchange rates for the period. The resulting asset and liability translation adjustments are recorded as a component of Accumulated Other Comprehensive Loss within Stockholders’ Equity.
During the quarter ended March 31, 2022, Türkiye became a highly inflationary economy, as defined under GAAP. As a result, effective April 1, 2022, and until such time as the applicable economy is no longer considered highly inflationary, Turkish Lira-denominated assets and liabilities are remeasured using the Company’s reporting currency in accordance with Accounting Standards Codification (“ASC”) 830, “Foreign Currency Matters.” Turkish Lira denominated monetary assets and liabilities (primarily cash, accounts receivables, and accounts payables) are remeasured at each balance sheet date using the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in Other Income in the Statement of Operations. Turkish Lira-denominated nonmonetary assets and liabilities (primarily inventories, goodwill, and other intangible assets) are translated at the currency exchange rate in effect prior to highly inflation accounting commencement or at the exchange rate in effect at their date of acquisition if subsequent to April 1, 2022. As such, nonmonetary assets and liabilities retain a higher historical basis when currencies are devalued. This higher historical basis results in incremental expense being recognized when nonmonetary assets are consumed (i.e., sale of inventory). During fiscal 2025, 2024, and 2023, the Company recorded incremental expenses of $49.6 million, $54.1 million, and $87.0 million, respectively, in Cost of Goods Sold related to the consumption of inventory and expenses of $5.9 million, $1.2 million, and $9.0 million, respectively, within Other Loss (Income), Net related to the currency remeasurement of monetary assets and liabilities.
Goodwill and Other Intangible Assets
Goodwill arises from acquisitions or consolidations of specific operating companies and is assigned to the reporting unit in which a particular operating company resides. The Company identifies its reporting units based upon the Company’s management reporting structure, beginning with its operating segments. The Company evaluates whether the components within its operating segments have similar economic characteristics, which include the similarity of long-term gross margins, the nature of the components’ products, services, and production processes, the types of customers and the methods by which products or services are delivered to customers, and the components’ regulatory environment and aggregates two or more components within an operating segment that have similar economic characteristics. As of September 30, 2025, the Company’s reporting units included U.S. Pharmaceutical Distribution Services, U.S. Consulting Services, MWI Animal Health, Alliance Healthcare, Innomar, World Courier, PharmaLex, and Profarma.
Goodwill and other intangible assets with indefinite lives, such as certain trademarks and trade names, are not amortized; rather, they are tested for impairment at least annually. For the purpose of these impairment tests, the Company can elect to perform a qualitative assessment to determine if it is more likely than not that the fair values of its reporting units and indefinite-lived intangible assets are less than the respective carrying values of those reporting units and indefinite-lived intangible assets, respectively. Such qualitative factors can include, among others, industry and market conditions, overall financial performance, and relevant entity-specific events. If the Company concludes based on its qualitative assessment that it is more likely than not that the fair value of a reporting unit is less than its carrying value, it performs a quantitative analysis. The Company elected to perform quantitative impairment assessments of goodwill for all its reporting units in fiscal 2025, 2024, and 2023 with the exception of its PharmaLex reporting unit in fiscal 2023 since it was acquired in fiscal 2023. The Company elected to perform qualitative impairment assessments of indefinite-lived intangible assets in fiscal 2025, 2024, and 2023.
The quantitative goodwill impairment test requires the Company to compare the carrying value of the reporting unit’s net assets to the fair value of the reporting unit. If the fair value exceeds the carrying value, no further evaluation is required, and no impairment loss is recognized. If the carrying amount exceeds the fair value, the difference between the carrying value and the fair value is recorded as an impairment loss, the amount of which may not exceed the total amount of goodwill allocated to the reporting unit.
When performing a quantitative impairment assessment, the Company utilizes an income approach or a weighted average of an income and market approach to value its reporting units. The income approach relies on a discounted cash flow analysis, which considers forecasted cash flows discounted at an appropriate discount rate, to determine the fair value of each reporting unit. The Company generally believes that market participants would use a discounted cash flow analysis to determine the fair value of the Company’s reporting units in a sale transaction. The annual goodwill impairment test requires the Company to make several assumptions and estimates concerning future levels of revenue growth, earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA margins, capital expenditures, and working capital requirements, which are based upon the Company’s long-range plan. The discount rate is an estimate of the overall after-tax rate of return required by a market participant whose weighted average cost of capital includes both debt and equity, including a risk premium. While the Company uses the best available information to prepare its forecasted cash flows and discount rate assumptions, actual future cash flows and/or market conditions could differ significantly resulting in future impairment charges related to recorded goodwill balances. While there are always changes in assumptions to reflect changing business and market conditions, the Company’s overall methodology and the population of assumptions used have remained unchanged.
The Company completed its required annual impairment assessments relating to goodwill and indefinite-lived intangible assets in fiscal 2025, 2024, and 2023 and, as a result, recorded goodwill impairments (see Note 5) of $723.9 million and $418.0 million in its PharmaLex reporting unit in fiscal 2025 and 2024, respectively. No goodwill impairments were recorded in fiscal 2023 and no indefinite-lived intangible asset impairments were recorded in fiscal 2025, 2024, or 2023.
Finite-lived intangible assets are amortized using the straight-line method over the estimated useful lives of the assets. The Company performs a recoverability assessment of its long-lived assets when impairment indicators are present. The Company performed a recoverability assessment of PharmaLex’s long-lived asset group as of July 1, 2025, and it was determined to be recoverable.
Income Taxes
The Company accounts for income taxes using a method that requires recognition of deferred tax assets and liabilities for expected future tax consequences of temporary differences that currently exist between tax bases and financial reporting bases of the Company’s assets and liabilities (commonly known as the asset and liability method). In assessing the need to establish a valuation allowance on deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.
The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities, including settlements with tax authorities or resolutions of any related appeals or litigation processes, based upon the technical merits of the position. Tax benefits associated with uncertain tax positions that have met the recognition criteria are measured and recorded based upon the highest probable outcome that is more than 50% likely to be realized after full disclosure and resolution of a tax examination.
Inventories
Inventories are stated at the lower of cost or market. Cost for approximately 63% and 65% of the Company’s inventories as of September 30, 2025 and 2024, respectively, has been determined using the last-in, first-out (“LIFO”) method. If the Company had used the first-in, first-out method of inventory valuation, which approximates current replacement cost, inventories would have been approximately $1,458.9 million and $1,535.8 million higher than the amounts reported as of September 30, 2025 and 2024, respectively. The Company recorded LIFO credits of $76.9 million and $52.2 million in fiscal 2025 and 2024, respectively, and LIFO expense of $204.6 million in fiscal 2023. The annual LIFO provision is affected by manufacturer pricing practices, which may be impacted by market and other external influences, changes in inventory quantities, and product mix, many of which are difficult to predict. Changes to any of the above factors can have a material impact on the Company’s annual LIFO provision. Cost for the Company’s inventory that is not determined using the LIFO method is stated at the lower of cost or market using the first-in, first-out method or moving average price method.
Investments
The Company first evaluates its investments in accordance with the variable interest model to determine whether it has a controlling financial interest in an investment. This evaluation is made as of the date on which the Company makes its initial investment, and subsequent evaluations are made if the structure of the investment changes. If it has determined that an investment is a variable interest entity (“VIE”), the Company evaluates whether the VIE is required to be consolidated. When the Company holds rights that give it the power to direct the activities of an entity that most significantly impact the entity’s economic performance, combined with the obligation to absorb an entity’s losses and the right to receive benefits, the Company consolidates a VIE. If it is determined that an investment is not a VIE, the Company then evaluates its investments under the voting interest model and generally consolidates investments in which it holds an ownership interest of greater than 50%. When the Company consolidates less-than-wholly-owned subsidiaries, it records its noncontrolling interest in its consolidated financial statements.
For equity securities without a readily determinable fair value, the Company uses the fair value measurement alternative and measures the securities at cost less impairment, if any, including adjustments for observable price changes in orderly transactions for an identical or similar investment of the same issuer. For investments in which the Company can exercise significant influence but does not control, it uses the equity method of accounting. The Company’s share of earnings and losses of its investments is recorded in Other Loss (Income), Net in the Consolidated Statements of Operations. The Company monitors its investments for impairment by considering factors such as the operating performance of the investment and current economic and market conditions. In fiscal 2025, the Company recorded a $113.5 million impairment of an equity investment that was made in fiscal 2021 in Other Loss (Income), Net in its Consolidated Statement of Operations.
Leases
At the inception of an arrangement, the Company determines whether the arrangement is or contains a lease based on the facts and circumstances present. Leases are classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. At the lease commencement date, operating and finance lease liabilities and their corresponding right-of-use (“ROU”) assets are recorded based on the present value of lease payments over the expected lease term. The interest rate implicit in lease contracts is typically not readily determinable and, as such, the Company uses its incremental borrowing rate to discount the lease liabilities, which is the rate incurred to borrow on a collateralized basis over a similar term in a similar economic environment. Certain adjustments to the ROU asset may be required for items such as incentives received. The Company does not recognize on the balance sheet leases with terms of one year or less.
    The Company has operating leases that are primarily comprised of buildings, office equipment, distribution center equipment, and vehicles. Some of the Company’s leases include options to extend or early terminate the lease, which are included in the lease term when it is reasonably certain to exercise and there is a significant economic incentive to exercise that option. Certain lease agreements contain provisions for future rent increases. Lease payments included in the measurement of the lease liability comprise fixed payments. The Company combines lease and non-lease components as a single component. Operating lease cost is recognized over the expected lease term on a straight-line basis and is recorded in Distribution, Selling, and Administrative in the Company’s Consolidated Statements of Operations. Variable lease payments, which are primarily comprised of maintenance, taxes, and other payments based on usage, are recognized when the expense is incurred. The Company’s leases do not contain residual value guarantees.
Manufacturer Incentives
The Company considers fees and other incentives received from its suppliers relating to the purchase and distribution of inventory to represent product discounts, and, as a result, they are recognized within cost of goods sold upon the sale of the related inventory.
Property and Equipment
Property and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets, which range from 3 to 40 years for buildings and improvements and from 3 to 10 years for machinery, equipment, and other. The costs of repairs and maintenance are charged to expense as incurred.
The Company capitalizes project costs relating to computer software developed or obtained for internal use when the activities related to the project reach the application development stage. Costs that are associated with preliminary stage activities, training, maintenance, and all other post-implementation stage activities are expensed as they are incurred. Software development costs are depreciated using the straight-line method over the estimated useful lives, which range from 3 to 10 years.
The following table summarizes the Company’s property and equipment balances for the periods indicated:

	September 30,
(in thousands)	2025	2024
Property and equipment, at cost:
Land	$124,999	$117,128
Buildings and improvements	1,128,433	893,694
Machinery, equipment, and other	4,479,886	4,204,268
Total property and equipment	5,733,318	5,215,090
Less accumulated depreciation	(3,194,242)	(3,033,680)
Property and equipment, net	$2,539,076	$2,181,410
Revenue Recognition
The Company’s revenues are primarily generated from the distribution of pharmaceutical products. The Company also generates revenues from global commercialization services, which include clinical trial support, post-approval and commercialization support, and global specialty transportation and logistics for the biopharmaceutical industry. See Note 14 for the Company’s disaggregated revenue.
The Company recognizes revenue related to the distribution of products at a point in time when title and control transfers to customers and there is no further obligation to provide services related to such products. Service revenue is recognized over the period that services are provided to the customer. The Company is generally the principal in a transaction; therefore, revenue is primarily recorded on a gross basis. When the Company is the principal in a transaction, it has determined that it controls the ability to direct the use of the product or service prior to the transfer to a customer, it is primarily responsible for fulfilling the promise to provide the product or service to its customer, it has discretion in establishing pricing, and it controls the relationship with the customer. Revenue is recognized at the amount of consideration expected to be received. For the distribution business, revenue is primarily generated from a contract related to a confirmed purchase order with a customer in a distribution arrangement and is net of estimated sales returns and allowances, other customer incentives, and sales tax.
When the Company is the agent in a transaction, the fee received from a manufacturer customer is recognized within revenue as the service is performed.
The Company’s customer sales return policy generally allows customers to return products only if the products can be resold at full value or returned to suppliers for full credit. The Company records an accrual for estimated customer sales returns at the time of sale to the customer based upon historical return trends. As of September 30, 2025 and 2024, the Company’s accrual for estimated customer sales returns was $1,625.8 million and $1,175.9 million, respectively.
Share-Based Compensation
The Company accounts for the compensation cost of all share-based payments at fair value. The fair value of restricted stock units and performance stock units is based upon the grant date market price of the Company’s common stock.
Share-based compensation expense is recognized over the requisite service period within Distribution, Selling, and Administrative in the Consolidated Statements of Operations to correspond with the same line item as the cash compensation paid to employees. Compensation expense associated with nonvested performance stock units is dependent upon the Company’s periodic assessment of the probability of the targets being achieved and its estimate of the number of shares that will ultimately be issued.
The income tax effects of awards are recognized when the awards vest or are settled and are recognized in Income Tax Expense in the Company’s Consolidated Statements of Operations.
Shipping and Handling Costs
Shipping and handling costs include all costs to warehouse, pick, pack, and deliver inventory to customers. These costs, which were $1,294.4 million, $1,265.7 million, and $1,200.0 million for fiscal 2025, 2024, and 2023, respectively, are included in Distribution, Selling, and Administrative in the Company’s Consolidated Statements of Operations.
Supplier Reserves
The Company establishes reserves against amounts due from its suppliers relating to various price and rebate incentives, including deductions or billings taken against payments otherwise due to them from the Company. These reserve estimates are established based upon the judgment of Company management after carefully considering the status of current outstanding claims, historical experience with the suppliers, the specific incentive programs, and any other pertinent information available to the Company. The Company evaluates the amounts due from its suppliers on a continual basis and adjusts the reserve estimates when appropriate based upon changes in circumstances. The ultimate outcome of any outstanding claim may be different than the Company’s estimate.